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Exhibit 32.1

SECTION 906 CEO/CFO CERTIFICATION

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005
/s/ JOSHUA S. BOGER Joshua S. Boger Chairman and Chief Executive Officer
Date: March 16, 2005
/s/ IAN F. SMITH Ian F. Smith Chief Financial Officer

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SECTION 906 CEO/CFO CERTIFICATION